MET INVESTORS SERIES TRUST

SUPPLEMENT DATED AUGUST 26, 2016

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2016, AS SUPPLEMENTED

METLIFE BALANCED PLUS PORTFOLIO

Effective immediately, Steve A. Rodosky no longer serves as a Portfolio Manager of the MetLife Balanced Plus Portfolio (the “Portfolio”), a series of Met Investors Series Trust. In the section entitled “Appendix C — Portfolio Managers,” the information pertaining to the Portfolio is amended to reflect that Steve A. Rodosky no longer serves as a portfolio manager of the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE